Exhibit 99.3

CONSOLIDATED FINANCIAL STATEMENTS

OF

THE SOUTHERN CONNECTICUT GAS COMPANY

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014 AND
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(UNAUDITED)

TABLE OF CONTENTS

Page Number
Consolidated Financial Statements:

Consolidated Statement of Income for the three and nine months ended September 30, 2015 and 2014	3

Consolidated Balance Sheet as of September 30, 2015 and December 31, 2014	4

Consolidated Statement of Cash Flows for the nine months ended September 30, 2015 and 2014	6

Consolidated Statement of Changes in Shareholder’s Equity	7

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF INCOME
(In Thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Operating Revenues	$46,124	$45,420	$248,319	$279,204

Operating Expenses
Operation
Natural gas purchased	14,075	14,166	104,180	141,081
Operation and maintenance	19,894	19,884	58,390	58,744
Depreciation and amortization	7,597	7,372	27,821	27,431
Taxes - other than income taxes	4,109	4,399	17,576	17,884
Total Operating Expenses	45,675	45,821	207,967	245,140
Operating Income	449	(401)	40,352	34,064

Other Income and (Deductions), net	1,040	284	996	(1,410)

Interest Charges, net
Interest on long-term debt	3,344	3,344	10,031	10,031
Other interest, net	60	151	309	444
	3,404	3,495	10,340	10,475
Amortization of debt expense and redemption premiums	77	76	231	229
Total Interest Charges, net	3,481	3,571	10,571	10,704

Income (Loss) Before Income Taxes	(1,992)	(3,688)	30,777	21,950

Income Taxes	(1,142)	(2,118)	11,230	8,726
		-
Net Income (Loss)	$(850)	$(1,570)	$19,547	$13,224

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
(In Thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Net Income (Loss)	$(850)	$(1,570)	$19,547	$13,224
Other Comprehensive Income (Loss), net of income taxes
Changes in unrealized gains(losses) related to pension and other post-retirement benefit plans	(368)	(104)	(280)	127
Comprehensive Income	$(1,218)	$(1,674)	$19,267	$13,351

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED BALANCE SHEET
ASSETS
(In Thousands)
(Unaudited)

	September 30, 2015	December 31, 2014
Current Assets
Unrestricted cash and temporary cash investments	$4,960	$428
Accounts receivable less allowance of $1,300 and $1,400, respectively	47,203	61,093
Unbilled revenues	7,356	22,310
Current regulatory assets	21,979	21,642
Natural gas in storage, at average cost	32,004	42,866
Materials and supplies, at average cost	2,595	2,060
Refundable taxes	12,653	5,172
Prepayments	2,730	782
Other	6	278
Total Current Assets	131,486	156,631

Other investments	10,517	10,832

Net Property, Plant and Equipment	621,905	592,484

Regulatory Assets	91,841	101,178

Deferred Charges and Other Assets
Unamortized debt issuance expenses	3,508	3,739
Goodwill	134,931	134,931
Total Deferred Charges and Other Assets	138,439	138,670

Total Assets	$994,188	$999,795

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED BALANCE SHEET
LIABILITIES AND CAPITALIZATION
(In Thousands)
(Unaudited)

	September 30, 2015	December 31, 2014
Current Liabilities
Current portion of long-term debt	$2,517	$2,517
Accounts payable	28,272	46,352
Accrued liabilities	15,921	14,927
Current regulatory liabilities	3,138	5,360
Deferred income taxes	10,942	8,458
Interest accrued	1,528	2,437
Taxes accrued	2,175	4,333
Intercompany payable	17,000	15,000
Total Current Liabilities	81,493	99,384

Deferred Income Taxes	28,942	17,398

Regulatory Liabilities	162,041	157,720

Other Noncurrent Liabilities
Pension accrued	37,218	42,496
Other post-retirement benefits accrued	15,849	16,743
Other	14,241	14,029
Total Other Noncurrent Liabilities	67,308	73,268

Commitments and Contingencies

Capitalization
Long-term debt, net of unamortized premium	228,793	230,681

Noncontrolling interest (Note A)	20,369	20,369

Common Stock Equity
Common stock	18,761	18,761
Paid-in capital	369,737	369,737
Retained earnings	17,265	12,718
Accumulated other comprehensive income	(521)	(241)
Net Common Stock Equity	405,242	400,975

Total Capitalization	634,035	652,025

Total Liabilities and Capitalization	$994,188	$999,795

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash Flows From Operating Activities
Net income	$19,547	$13,224
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,051	27,659
Deferred income taxes	13,667	3,423
Pension expense	4,032	5,031
Regulatory activity, net	(2,990)	19,353
Other non-cash items, net	(555)	(451)
Changes in:
Accounts receivable, net	13,990	21,576
Unbilled revenues	14,954	15,559
Natural gas in storage	10,862	(987)
Prepayments	(1,910)	(425)
Accounts payable	(18,005)	(21,861)
Interest accrued	(909)	(260)
Taxes accrued/refundable, net	(9,419)	(3,104)
Accrued liabilities	994	2,442
Accrued pension	(8,419)	(6,632)
Accrued other post-employment benefits	(1,785)	(1,818)
Other assets	307	1,573
Other liabilities	(305)	1,874
Total Adjustments	42,560	62,952
Net Cash provided by Operating Activities	62,107	76,176

Cash Flows from Investing Activities
Plant expenditures including AFUDC debt	(44,575)	(36,517)
Net Cash used in Investing Activities	(44,575)	(36,517)

Cash Flows from Financing Activities
Payment of common stock dividend	(15,000)	(11,200)
Distribution of Capital	-	(8,500)
Intercompany payable	2,000	(16,000)
Net Cash used in provided by Financing Activities	(13,000)	(35,700)

Unrestricted Cash and Temporary Cash Investments:
Net change for the period	4,532	3,959
Balance at beginning of period	428	7,701
Balance at end of period	$4,960	$11,660

Non-cash investing activity:
Plant expenditures included in ending accounts payable	$4,387	$1,523

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.

THE SOUTHERN CONNECTICUT GAS COMPANY
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
September 30, 2015
(Thousands of Dollars)

	Common Stock		Paid-in	Retained Earnings (Accumulated	Accumulated Other Comprehensive
	Shares	Amount	Capital	Deficit)	Income (Loss)	Total
Balance as of December 31, 2014	1,407,072	$18,761	$369,737	$12,718	$(241)	$400,975

Net income				19,547		19,547
Other comprehensive loss, net of income taxes					(280)	(280)
Payment of common stock dividend				(15,000)		(15,000)
Balance as of September 30, 2015	1,407,072	$18,761	$369,737	$17,265	$(521)	$405,242

Connecticut Energy Corporation, a wholly owned subsidiary of UIL Holdings Corporation, is a holding company whose sole business is ownership of the Southern Connecticut Gas Company (SCG).  The Consolidated Financial Statements of SCG include the accounts of all variable interest entities where SCG has been determined to be the primary beneficiary including the Milford LNG facility owned by United Resources, Inc., a wholly owned subsidiary of UIL Holdings Corporation.